UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 19, 2018 (June 15, 2018)

GENCO SHIPPING & TRADING LIMITED

(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001-33393	98-043-9758
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

299 Park Avenue
12th Floor
New York, New York	10171
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 1.01.             Entry into a Material Definitive Agreement.

On June 15, 2018, Genco Shipping & Trading Limited (“Genco”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC, Fearnley Securities AS and Fearnley Securities, Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which Genco agreed to sell to the Underwriters an aggregate of 6,100,000 shares (together with the 915,000 additional shares referred to below, the “Shares”) of common stock, par value $0.01 per share, of Genco (the “Common Stock”), at a purchase price of $15.71625 per share (the “Purchase Price”), which reflects a price to the public of $16.50 per share less underwriting discounts and commissions of $0.78375 per share.  In connection with this offering, Genco granted the Underwriters a 30-day option to purchase up to an additional 915,000 shares of Common Stock at a price per share equal to the Purchase Price, which was exercised in full.  The offering of the Common Stock has been registered under the Securities Act by Genco as part of its registration statement on Form S-3 (No. 333-204580) filed with the SEC.

The Underwriting Agreement contains customary representations and warranties, conditions to closing, indemnification rights and obligations of the parties.  The closing is expected to occur and delivery of the Shares is expected to be made on June 19, 2018.

The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is attached as Exhibit 1.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)   Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 15, 2018, among Genco and Jefferies LLC, Fearnley Securities AS and Fearnley Securities, Inc., as representatives of the several underwriters named therein.

5.1	Opinion of Reeder & Simpson P.C., Marshall Islands counsel for Genco, as to the legality of the shares of the Common Stock being sold by Genco.

8.1	Opinion of Reeder & Simpson P.C., Marshall Islands counsel for Genco, as to certain tax matters related to the Common Stock being sold by Genco.

8.2	Opinion of Kramer Levin Naftalis & Frankel LLP, United States tax counsel for Genco, as to certain tax matters related to the Common Stock being sold by Genco.

23.1	Consents of Reeder & Simpson P.C., Marshall Islands counsel for Genco (contained in Exhibits 5.1 and 8.1).

23.2	Consent of Kramer Levin Naftalis & Frankel LLP, U.S. counsel for Genco (contained in Exhibit 8.2).

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 15, 2018, among Genco and Jefferies LLC, Fearnley Securities AS and Fearnley Securities, Inc., as representatives of the several underwriters named therein.

5.1	Opinion of Reeder & Simpson P.C., Marshall Islands counsel for Genco, as to the legality of the shares of the Common Stock being sold by Genco.

8.1	Opinion of Reeder & Simpson P.C., Marshall Islands counsel for Genco, as to certain tax matters related to the Common Stock being sold by Genco.

8.2	Opinion of Kramer Levin Naftalis & Frankel LLP, United States tax counsel for Genco, as to certain tax matters related to the Common Stock being sold by Genco.

23.1	Consents of Reeder & Simpson P.C., Marshall Islands counsel for Genco (contained in Exhibits 5.1 and 8.1).

23.2	Consent of Kramer Levin Naftalis & Frankel LLP, U.S. counsel for Genco (contained in Exhibit 8.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE: June 19, 2018

By	/s/ Apostolos Zafolias
Apostolos Zafolias
Chief Financial Officer